Exhibit 99.1
TUMBLEWEED
COMMUNICATIONS [GRAPHIC OMITTED]

                                                              Investor Contacts:
                                                   Tim Conley, SVP Finance & CFO
                                                 Tumbleweed Communications Corp.
                                                                    650-216-2000
                                                       tim.conley@tumbleweed.com

                                                     Charles Messman/Todd Kehrli
                                                                   MKR Group LLC
                                                                    323-468-2300
                                                                ir@mkr-group.com


               TUMBLEWEED ANNOUNCES RESIGNATION OF EXECUTIVE VICE
                         PRESIDENT OF FIELD OPERATIONS

                                        -

Redwood City, CA - December 19, 2006 - Tumbleweed(R) Communications Corp. (Nasdaq: TMWD), providers of innovative messaging security solutions, announced today that James Flatley, Executive Vice President, Field Operations, will be leaving the company at year end to pursue a new opportunity with an early stage company.

Tumbleweed has begun a search to identify potential candidates to assume the responsibilities for field operations. Until this search is concluded, James P. Scullion, Tumbleweed's CEO, will oversee field operations.

Safe Harbor Statement
Tumbleweed cautions that forward-looking statements contained in this press release are based on plans and expectations as of the date of the press release, and that a number of factors could cause the actual results to differ materially from the guidance given at this time. These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this press release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected, particularly with respect to individuals' employment status and roles. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the Securities and Exchange Commission, particularly Tumbleweed's Form 10-K filed March 16, 2006 and Form 10-Q filed November 9, 2006.

Tumbleweed assumes no obligation to update information contained in this press release. Although this release may remain available on Tumbleweed's website or elsewhere, its continued availability does not indicate that Tumbleweed is reaffirming or confirming any of the information contained herein.

About Tumbleweed Communications Corp.
Tumbleweed provides world-class innovative messaging security solutions for organizations of all sizes. Organizations rely on Tumbleweed's solutions to securely manage their Internet communications, spanning email management to file transfers. Tumbleweed has more than 2,300 customers worldwide, representing industries in Finance, Healthcare, and the U.S. Government. The world's most security conscious organizations rely upon Tumbleweed technology including Bank of America Securities, JP Morgan Chase & Co., the U.S. Food and Drug Administration, and the U.S. Department of Defense. Our award-winning products build on thirteen years of R&D and 25 security patents in the U.S. alone - many of which are licensed by other security vendors, http://www.tumbleweed.com/company/patents/patent_licenses.html. For more information, visit www.tumbleweed.com.

Tumbleweed, the Arrows logo, MailGate, MailGate Appliance, MailGate Email Firewall, MailGate Secure Messenger, SecureTransport and Validation Authority are either registered trademarks or trademarks of Tumbleweed Communications Corp. in the United States and/or other countries. All other trademarks are the property of their respective owners.

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